EST. 1892

Abercrombie & Fitch

NEW YORK

DEUTSCHE BANK

GLOBAL CONSUMER CONFERENCE

JUNE 20, 2012

A&F | a&f | GH |

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors included in the disclosure under the heading "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 28, 2012, in some cases have affected and in the future could affect the Company's financial performance and could cause actual results for the 2012 Fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management.

OTHER INFORMATION

All dollar and share amounts are in 000's unless otherwise stated. Sub-totals and totals may not foot due to rounding.

STRATEGIC OBJECTIVE

LEVERAGE THE INTERNATIONAL APPEAL OF OUR ICONIC BRANDS TO BUILD A HIGHLY PROFITABLE, SUSTAINABLE, GLOBAL BUSINESS



SALES HISTORY 2007 - 2011


4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
+13%
-6%
-16%
+18%
+20%
FY07
FY08
FY09
FY10
FY11

INTERNATIONAL STORE COUNT

	FISCAL YEAR END					Q1 END
	2007	2008	2009	2010	2011	2012
A&F / kids	**4**	**6**	**10**	**13**	**19**	**20**
CANADA	3	5	6	7	7	7
EUROPE	1	1	3	4	9	10
ASIA			1	2	3	3
HOLLISTER	**3**	**8**	**18**	**38**	**77**	**84**
CANADA	3	5	6	9	12	12
EUROPE		3	12	29	62	68
ASIA					3	4
GILLY HICKS				**1**	**3**	**3**
CANADA						
EUROPE				1	3	3
ASIA						
TOTAL	7	14	28	52	99	107

ADJUSTED OPERATING INCOME 2007 - 2011*


900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
22.5%
20.0%
17.5%
15.0%
12.5%
10.0%
7.5%
5.0%
2.5%
0.0%
21.1%
14.5%
5.2%
8.3%
7.6%
FY07
FY08
FY09
FY10
FY11
Operating Income ($000's)
Operating Margin (%)

*Reported on a non-GAAP basis excluding impairment, store closure and other charges. Also excludes Ruehl discontinued operations.

ADJUSTED OPERATING MARGIN 2007 - 2011*

	2007	2008	2009	2010	2011
GROSS MARGIN	67.3%	66.9%	64.3%	63.8%	60.5%
STORES & DISTRIBUTION EXPENSE:					
STORE OCCUPANCY	13.7%	16.5%	21.5%	18.8%	16.8%
ALL OTHER	22.7%	24.5%	26.1%	25.5%	26.1%
MARKETING, GENERAL & ADMINISTRATIVE EXPENSE	10.1%	11.6%	12.1%	11.6%	10.3%
OPERATING MARGIN	21.1%	14.5%	5.2%	8.3%	7.6%

*Measured as a percentage of sales and reported on a non-GAAP basis excluding impairment, store closure and other charges. Also excludes Ruehl discontinued operations.

2011 FULL YEAR ANALYSIS

	2011		2010	
	SALES	OPERATING INCOME[1]	SALES	OPERATING INCOME[1]
U.S. STORES[2]	$2,710,842	$471,395 17.4%	$2,546,798	$526,318 20.7%
INTERNATIONAL STORES[2]	$876,616	$307,272 35.1%	$505,136	$186,210 36.9%
DIRECT TO CONSUMER	$552,600	$254,318 46.0%	$404,974	$214,898 53.1%
MARKETING, GENERAL AND ADMINISTRATIVE EXPENSE	-	$427,120	-	$400,804
STORE PRE-OPENING COSTS[3]	-	$59,265	-	$43,950
ALL OTHER, NET[4]	$18,000	$231,486	$11,868	$195,680
TOTAL	$4,158,058	$315,113	$3,468,777	$286,992

[1] Operating Income for U.S. Stores and International Stores is reported on an aggregate four-wall basis, and excludes store pre-opening costs.
[2] Period-end markdown reserve is fully allocated between U.S. Stores, International Stores and Direct to Consumer.
[3] Store Pre-Opening Costs include pre-opening rent, payroll, travel and other expense.
[4] All Other includes Store Management & Support, DC (including DC markdowns) and Other Expense, net of Other Income. Also includes third party sell-off revenue.

ADJUSTED DILUTED EPS 2007 - 2011*


6.00
5.50
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
$5.46
$3.51
$1.12
$2.05
$2.30
FY07
FY08
FY09
FY10
FY11

*Reported on a non-GAAP basis excluding impairment, store closure and other charges. Also excludes Ruehl discontinued operations.

CONTINUING TO PROVIDE HIGH QUALITY TREND-RIGHT MERCHANDISE IN A COMPELLING AND DIFFERENTIATED STORE ENVIRONMENT


HOLLIST
LIFESAV
CREW

CONTINUING WITH OUR HIGHLY PROFITABLE INTERNATIONAL ROLLOUT



INVESTING IN OUR DTC BUSINESS



CLOSING UNDERPERFORMING US CHAIN STORES AND DRIVING FOUR-WALL MARGINS HIGHER



CONTINUING TO SEEK WAYS TO OPERATE MORE EFFICIENTLY AND REDUCE EXPENSES



FINANCIAL OUTLOOK



STRATEGIC OBJECTIVE

LEVERAGE THE INTERNATIONAL APPEAL OF OUR ICONIC BRANDS TO BUILD A HIGHLY PROFITABLE, SUSTAINABLE, GLOBAL BUSINESS

